Guru Favorite Stocks ETF
Schedule of Investments
August 31, 2023 (Unaudited)

Shares		Value
COMMON STOCKS - 99.6%
Apparel, Accessories & Luxury Goods - 2.7%
2,252	Lululemon Athletica, Inc. (a)	$858,598
Application Software - 13.0%
2,132	Adobe, Inc. (a)	1,192,512
3,323	ANSYS, Inc. (a)	1,059,605
1,618	Intuit, Inc.	876,649
4,438	Salesforce, Inc. (a)	982,839
		4,111,605
Automotive Retail - 2.8%
10,681	CarMax, Inc. (a)	872,424
Broadline Retail - 2.8%
6,499	Amazon.com, Inc. (a)	896,927
Diversified Support Services - 3.9%
27,538	Copart, Inc. (a)	1,234,529
Financial Exchanges & Data - 6.0%
2,758	Moody's Corp.	928,894
2,482	S&P Global, Inc.	970,115
		1,899,009
Health Care Equipment - 3.1%
3,168	Intuitive Surgical, Inc. (a)	990,570
Health Care Facilities - 2.7%
3,025	HCA Healthcare, Inc.	838,833
Health Care Supplies - 3.9%
3,313	Align Technology, Inc. (a)	1,226,274
Interactive Media & Services - 9.9%
15,941	Alphabet, Inc. - Class A (a)	2,170,686
3,204	Meta Platforms, Inc. - Class A (a)	948,032
		3,118,718
Investment Banking & Brokerage - 2.0%
10,608	Charles Schwab Corp.	627,463
IT Consulting & Other Services - 3.9%
3,802	Accenture PLC - Class A ADR (b)	1,230,974
Managed Health Care - 6.5%
2,620	Elevance Health, Inc.	1,158,066
1,919	UnitedHealth Group, Inc.	914,557
		2,072,623
Multi-Sector Holdings - 4.2%
3,724	Berkshire Hathaway, Inc. - Class B (a)	1,341,385
Pharmaceuticals - 2.0%
3,846	Johnson & Johnson	621,821
Semiconductor Materials & Equipment - 4.8%
2,162	Lam Research Corp.	1,518,589
Semiconductors - 3.7%
2,249	Monolithic Power Systems, Inc.	1,172,201
Systems Software - 9.6%
9,296	Microsoft Corp.	3,046,857
Technology Hardware, Storage & Peripherals - 3.9%
6,481	Apple, Inc.	1,217,585
Transaction & Payment Processing Services - 8.2%
3,046	Mastercard, Inc. - Class A	1,256,901
5,379	Visa, Inc. - Class A	1,321,513
		2,578,414
	TOTAL COMMON STOCKS (Cost $28,467,369)	31,475,399

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
103,243	First American Government Obligations Fund - Class X, 5.25% (c)	103,243
	TOTAL SHORT-TERM INVESTMENTS (Cost $103,243)	103,243

	TOTAL INVESTMENTS (Cost $28,570,612) - 99.9%	$31,578,642
	Other Assets in Excess of Liabilities - 0.1%	42,174
	TOTAL NET ASSETS - 100.0%	$31,620,816

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a) Non-income producing security.
(b) Foreign issued security.
(c) Rate shown is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Global Fund Services, LLC.

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC d/b/a EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of August 31, 2023, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of August 31, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Guru Favorite Stocks ETF
Assets*
Common Stocks	$31,475,399	$-	$-	$31,475,399
Short Term Investments.	103,243	-	-	103,243
Total Investments in Securities	$31,578,642	$-	$-	$31,578,642

*For further detail on each asset class, see the Schedule of Investments.

During the fiscal period ended August 31, 2023, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.